Intangible Assets and Contract Liabilities - Amortization of Contract Liabilities Classified Under Time Charter and Bareboat Revenues (Details) - USD ($) $ in Thousands	Jun. 30, 2021	Dec. 31, 2020	Dec. 31, 2019
Amortization of contract liabilities
Remainder of 2021	$ 759
2022	1,518
2023	651
Total	$ 2,928	$ 3,686	$ 5,203